Exhibit 10.1

EXECUTION VERSION

AMENDMENT NO. 3 TO CREDIT AGREEMENT

This AMENDMENT NO. 3 TO CREDIT AGREEMENT (this “Amendment”) dated as of February 25, 2014 (the “Amendment No. 3 Effective Date”), among USMD HOLDINGS, INC., a Delaware corporation “Holdings”), UROLOGY ASSOCIATES OF NORTH TEXAS, P.L.L.C., Texas limited liability partnership, USMD INC., a Texas corporation, IMPEL MANAGEMENT SERVICES, L.L.C., a Texas limited liability company, IMPEL CONSULTING EXPERTS, L.L.C., a Texas limited liability company, MAT-RX DEVELOPMENT, L.L.C., a Texas limited liability company, USMD OF ARLINGTON GP, L.L.C., a Texas limited liability company, US LITHOTRIPSY, L.P., a Texas limited partnership, USMD CANCER TREATMENT CENTERS, L.L.C., a Texas limited liability company, USMD CANCER TREATMENT CENTERS GP, L.L.C., Texas limited liability company, USMD PPM, LLC, a Texas limited liability company, USMD DIAGNOSTIC SERVICES, LLC, a Texas limited liability company, MAT-RX FORT WORTH GP, L.L.C., a Texas limited liability company, USMD ADMINISTRATIVE SERVICES, L.L.C., Texas limited liability company, USGP, LLC., a Texas limited liability company, LITHO GP, LLC., a Texas limited liability company, METRO I STONE MANAGEMENT, LTD., a Texas limited partnership, USMD AFFILIATED SERVICES, a Texas not for profit corporation, MEDICAL CLINIC OF NORTH TEXAS PLLC, a Texas professional association, and USMD CTC (MO), LLC, a Missouri limited liability company (individually a “Borrower” and collectively, the “Borrowers”), the undersigned Lenders (as defined below), and JPMORGAN CHASE BANK, N.A., as administrative agent for the Lenders (the “Administrative Agent”).

PRELIMINARY STATEMENTS:

(1) The Borrowers, the lenders party thereto (the “Lenders”), and the Administrative Agent have entered into a Credit Agreement dated as of August 31, 2012, as amended by that certain Amendment No. 1 to Credit Agreement dated as of February 28, 2013, as amended by that certain Amendment No. 2 to Credit Agreement dated as of September 13, 2013 (the “Credit Agreement”).

(2) The Borrowers have requested, and, upon Section 2 of this Amendment becoming effective, the Lenders and the Administrative Agent have agreed, that certain provisions of the Credit Agreement be amended in the manner provided for in this Amendment.

NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

SECTION 1. Defined Terms. Terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

SECTION 2. Amendments to Credit Agreement. The Credit Agreement is, effective as of the Amendment No. 3 Effective Date, hereby amended as follows:

(a) The following defined terms are hereby added to Section 1.01 of the Credit Agreement in their correct alphabetical locations:

“Consolidated Senior Indebtedness” means, at any date, the Consolidated Total Indebtedness of the Borrowers minus the outstanding principal of the Subordinated Debt and the Convertible Notes on such date.

“Consolidated Total Indebtedness” means, at any date, the aggregate principal amount of all Indebtedness of the Borrowers at such date, determined on a consolidated basis in accordance with GAAP.

“Designated Person” means a Person:

(a) listed in the annex to, or otherwise the subject of the provisions of, any Executive Order;

(b) named as a “Specially Designated National and Blocked Person” (“SDN”) on the most current list published by OFAC at its official website or any replacement website or other replacement official publication of such list; or is otherwise the subject of any Sanctions Laws and Regulations; or

(c) in which a Person on the SDN List has 50% or greater ownership interest or that is otherwise controlled by an SDN.

“Sanctions Laws and Regulations” means any sanctions, prohibitions or requirements imposed by any executive order (an “Executive Order”) or by any sanctions program administered by the U.S. Department of the Treasury Office of Foreign Assets Control (“OFAC”).

“Senior Leverage Ratio” means, as at the last day of any period, the ratio of (a) Consolidated Senior Indebtedness on such day to (b) Consolidated EBITDA for such period.

(b) The definition of “Anti-Terrorism Order” is hereby deleted from Section 1.01 of the Credit Agreement.

(c) In the definition of “Revolving Termination Date” contained in Section 1.01 of the Credit Agreement, the date “February 28, 2014” is hereby amended to read “June 30, 2015”.

(d) Section 4.24 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Section 4.24. Sanctions Laws and Regulations. None of the Borrowers, or to the best of their knowledge any of their respective directors, officers, brokers or other agents acting or benefiting in any capacity in connection with any of the Facilities, or any of its respective parents, Subsidiaries, or Affiliates, is a Designated Person.”

(e) The following Section 5.13 is hereby added to the Credit Agreement in its correct numerical location:

“Section 5.13. Sanction Laws and Regulations.

(a) The Borrowers shall not, directly or indirectly, use the proceeds of any of the Facilities, or lend, contribute or otherwise make available such proceeds to any Subsidiary, joint venture partner or other Person (a) to fund any activities or business of or with any Designated Person, or in any country or territory, that at the time of such funding is the subject of any sanctions under any Sanctions Laws and Regulations, or (ii) in any other manner that would result in a violation of any Sanctions Laws and Regulations by any party to this Agreement.

(b) None of the funds or assets of the Borrowers that are used to pay any amount due pursuant to the this Agreement or any other Loan Document shall constitute funds obtained from transactions with or relating to Designated Persons or countries which are the subject of sanctions under any Sanctions Laws and Regulations.”

(f) Paragraph (a) of Section 6.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(a) Fixed Charge Coverage Ratio. Permit the Fixed Charge Coverage Ratio as at the last day of any period of four consecutive Fiscal Quarters of the Borrowers ending during any test period set forth below to be less than the ratio set forth below opposite such test period:

Test Period	Fixed Charge Coverage Ratio
From and including December 31, 2012 through and including December 31, 2013	1.50 to 1.00
From and including March 31, 2014 and Thereafter”	1.25 to 1.00

(g) The following paragraph (d) is hereby added to Section 6.01 of the Credit Agreement after paragraph (c) thereof:

“(d) Senior Leverage Ratio. Permit the Senior Leverage Ratio as at the last day of any period of four consecutive Fiscal Quarters of the Borrowers ending during any test period set forth below to exceed the ratio set forth below opposite such test period:

Test Period	Senior Leverage Ratio
From and including December 31, 2013 through and including September 30, 2014	1.50 to 1.00
From and including December 31, 2014 and Thereafter”	1.25 to 1.00

(h) Exhibit B of the Credit Agreement is hereby amended and restated in its entirety in the form of Annex A hereto.

SECTION 3. Conditions of Effectiveness. This Amendment shall become effective when, and only when, on or before February 25, 2014, the Administrative Agent shall have received counterparts of this Amendment duly executed and delivered by all of the Borrowers and all of the Lenders, and Section 2 of this Amendment shall become effective as of the Amendment No. 3 Effective Date when, and only when, on or before February 25, 2014, all of the following conditions precedent have been satisfied:

(a) Fees and Expenses. The Administrative Agent shall have received evidence that the Borrowers shall have paid to the Administrative Agent all reasonable out-of-pocket fees and expenses of the Administrative Agent incurred in connection with this Amendment and the transactions contemplated hereby (including, to the extent invoiced, the reasonable out-of-pocket fees, disbursements and charges of counsel to the Administrative Agent).

(b) Amendment Fee. The Borrowers shall have paid to the Administrative Agent, for the account of the Lenders, an amendment fee in the aggregate amount of $50,000.00.

SECTION 4. Representations and Warranties of the Borrowers. To induce the Administrative Agent and the Lenders to enter into this Amendment, each of the Borrowers hereby represents and warrants to the Administrative Agent and all of the Lenders as of the date hereof that:

(a) Existence, etc. Each Borrower is duly organized, validly existing and in good standing under the laws of the jurisdiction indicated in the preamble of this Amendment.

(b) No Legal Bar. Each Borrower has the power, authority, and legal right to execute, deliver and perform its obligations under this Amendment and each other document or instrument required to be executed and delivered by it hereunder. The execution, delivery and performance by each Borrower of this Amendment and each other document or instrument required to be executed and delivered by any Borrower hereunder have been duly authorized by all necessary organizational action and do not (i) contravene or violate any of the Organizational Documents of any Borrower, (ii) violate any Requirement of Law, (iii) violate any Contractual Obligation binding on or affecting any Borrower or any of its assets, or (iv) result in, or require, the creation or imposition of any mortgage, deed of trust, pledge, Lien, security interest or other charge, encumbrance or preferential arrangement of any nature (other than pursuant to the Security Documents) upon or with respect to any of the properties now owned or hereafter acquired by any of the Borrowers.

(c) Approvals. No consent or authorization of, approval by, notice to, filing with or other act by or in respect of, any Governmental Authority or any other Person is required in connection with the execution, delivery and performance of this Amendment by any of the Borrowers.

(d) Enforceable Obligations. This Amendment has been duly executed and delivered by each Borrower. This Amendment and each of the other Loan Documents to which any Borrower is a party constitutes a legal, valid and binding obligation of each Borrower that is a party thereto enforceable against each such Borrower in accordance with its respective terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting the enforcement of creditors’ rights generally and general equitable principles.

(e) Security Documents. The Security Documents constitute valid and perfected security interests and liens in and to the Collateral covered thereby with the priority required thereunder and secure the payment and performance of the Secured Obligations, and all action required to perfect fully such security interests and liens has been taken and completed, and the execution, delivery and performance of this Amendment do not adversely affect such security interests and liens.

(f) No Default. No Default or Event of Default exists before or immediately after giving effect to this Amendment.

(g) Representations and Warranties. The representations and warranties made by each of the Borrowers in the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the date hereof, before and after giving effect to the effectiveness of this Amendment (except to the extent such representations and warranties relate, by their terms, to a specific earlier date, in which case they shall be true and correct on and as of such earlier date).

SECTION 5. Reference to and Effect on the Loan Documents. (a) Upon the effectiveness of this Amendment, on and after the date hereof each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby.

(b) Except as specifically amended or modified above, the Credit Agreement and all other Loan Documents, are and shall continue to be in full force and effect in accordance with their respective terms and are hereby in all respects ratified and confirmed by each Borrower.

(c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

(d) This Amendment is a Loan Document in all respects and for all purposes, and all provisions of the Credit Agreement pertaining to the Loan Documents apply hereto and thereto.

SECTION 6. Costs and Expenses. The Borrowers jointly and severally agree to pay or reimburse the Administrative Agent on demand for all of its out-of-pocket costs and reasonable expenses incurred in connection with this Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

SECTION 7. Binding Agreement. This Amendment shall be binding on the parties hereto and their respective successors and assigns; provided, however, that none of the Borrowers may assign or delegate any of its rights or obligations hereunder without the prior written consent of the Administrative Agent and each Lender.

SECTION 8. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Agreement.

SECTION 9. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of Texas.

SECTION 10. Headings. The section headings hereof are inserted for convenience of reference only and shall in no way alter, amend, define or be used in the construction or interpretation of the text of such section.

SECTION 11. ENTIRE AGREEMENT. THIS AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS COLLECTIVELY REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NOT UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their proper and duly authorized officers as of the date first above written.

ADMINISTRATIVE AGENT:

JPMORGAN CHASE BANK, N.A., as Administrative Agent

By:	/s/ J. Michael Wilson
Name:	J. Michael Wilson
Title:	Senior Vice President

Signature Page

Amendment No. 3 to Credit Agreement

LENDERS:

JPMORGAN CHASE BANK, N.A.,

By:	/s/ J. Michael Wilson
Name:	J. Michael Wilson
Title:	Senior Vice President

Signature Page

Amendment No. 3 to Credit Agreement

CAPITAL ONE, NATIONAL ASSOCIATION

By:	/s/ Michael Barber
Name:	Michael Barber
Title:	Senior Vice President

Signature Page

Amendment No. 3 to Credit Agreement

TEXAS CAPITAL BANK, NATIONAL ASSOCIATION

By:	/s/ Leslie J. Tiezen
Name:	Leslie J. Tiezen
Title:	Senior Vice President

Signature Page

Amendment No. 3 to Credit Agreement

SOUTHWEST BANK,
a Texas State Bank

By:	/s/ Josh Burleson
Name:	Josh Burleson
Title:	Vice President

Signature Page

Amendment No. 3 to Credit Agreement

BORROWERS:

USMD HOLDINGS, INC.

By:	/s/ Gordon Davis

Name:	Gordon Davis
Title:	Chief Accounting Officer

IMPEL MANAGEMENT SERVICES, L.L.C.

By:	USMD Holdings, Inc., its sole member

By:	/s/ Gordon Davis

Name:	Gordon Davis
Title:	Chief Accounting Officer

IMPEL CONSULTING EXPERTS, L.L.C.

By:	Impel Management Services, L.L.C., its sole member

By:	USMD Holdings, Inc., its sole member

By:	/s/ Gordon Davis

Name:	Gordon Davis
Title:	Chief Accounting Officer

Signature Page

Amendment No. 3 to Credit Agreement

USMD INC.

By:	/s/ Gordon Davis

Name:	Gordon Davis
Title:	Chief Accounting Officer

MAT-RX DEVELOPMENT, L.L.C.

By:	USMD Inc., its sole member

By:	/s/ Gordon Davis

Name:	Gordon Davis
Title:	Chief Accounting Officer

MAT-RX FORT WORTH GP, L.L.C.

By:	MAT-RX DEVELOPMENT, L.L.C., its sole member

By:	USMD Inc., its sole member

By:	/s/ Gordon Davis

Name:	Gordon Davis
Title:	Chief Accounting Officer

Signature Page

Amendment No. 3 to Credit Agreement

USMD OF ARLINGTON GP, L.L.C.

By:	MAT-RX DEVELOPMENT, L.L.C., its sole member

By:	USMD Inc., its sole member

By:	/s/ Gordon Davis
Name:	Gordon Davis
Title:	Chief Accounting Officer

USGP, LLC.

By:	USMD Inc., its sole member

By:	/s/ Gordon Davis
Name:	Gordon Davis
Title:	Chief Accounting Officer

US LITHOTRIPSY, L.P.

By:	USGP, LLC., its general partner

By:	USMD Inc., its sole member

By:	/s/ Gordon Davis
Name:	Gordon Davis
Title:	Chief Accounting Officer

Signature Page

Amendment No. 3 to Credit Agreement

LITHO GP, LLC.

By:	US Lithotripsy, L.P., its sole member

By:	USGP, LLC., its general partner

By:	USMD Inc., its sole member

By:	/s/ Gordon Davis
Name:	Gordon Davis
Title:	Chief Accounting Officer

METRO I STONE MANAGEMENT, LTD.

By:	Litho GP, LLC., its general partner

By:	US Lithotripsy, L.P., its sole member

By:	USGP, LLC., its general partner

By:	USMD Inc., its sole member

By:	/s/ Gordon Davis
Name:	Gordon Davis
Title:	Chief Accounting Officer

USMD ADMINISTRATIVE SERVICES, L.L.C.

By:	USMD Inc., its sole member

By:	/s/ Gordon Davis
Name:	Gordon Davis
Title:	Chief Accounting Officer

Signature Page

Amendment No. 3 to Credit Agreement

USMD DIAGNOSTIC SERVICES, LLC

By:	USMD Inc., its sole member

By:	/s/ Gordon Davis
Name:	Gordon Davis
Title:	Chief Accounting Officer

USMD PPM, LLC

By:	USMD Inc., its sole member

By:	/s/ Gordon Davis
Name:	Gordon Davis
Title:	Chief Accounting Officer

USMD CANCER TREATMENT CENTERS, L.L.C.

By:	USMD Inc., its sole member

By:	/s/ Gordon Davis
Name:	Gordon Davis
Title:	Chief Accounting Officer

Signature Page

Amendment No. 3 to Credit Agreement

USMD CANCER TREATMENT CENTERS GP, L.L.C.

By:	USMD Cancer Treatment Centers, L.L.C., its sole member

By:	USMD Inc., its sole member

By:	/s/ Gordon Davis
Name:	Gordon Davis
Title:	Chief Accounting Officer

USMD AFFILIATED SERVICES

By:	/s/ Gordon Davis
Name:	Gordon Davis
Title:	Chief Accounting Officer

MEDICAL CLINIC OF NORTH TEXAS PLLC

By:	USMD Affiliated Services, its sole member

By:	/s/ Gordon Davis
Name:	Gordon Davis
Title:	Chief Accounting Officer

Signature Page

Amendment No. 3 to Credit Agreement

UROLOGY ASSOCIATES OF NORTH TEXAS, P.L.L.C.

By:	USMD Affiliated Services, its sole member

By:	/s/ Gordon Davis
Name:	Gordon Davis
Title:	Chief Accounting Officer

USMD CTC (MO), LLC, a Missouri limited liability company

By:	USMD Cancer Treatment Centers, L.L.C., its sole member

By:	USMD Inc., its sole member

By:	/s/ Gordon Davis
Name:	Gordon Davis
Title:	Chief Accounting Officer

Signature Page

Amendment No. 3 to Credit Agreement

ANNEX A

FORM COMPLIANCE CERTIFICATE